Income Taxes - Significant Components of Company's Deferred Tax Assets and Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Net operating loss carryforwards	$ 16,739	$ 14,332
Research and development credits	6,509	6,509
Federal orphan drug credits	7,228	7,228
Other	1,210	1,881
Total deferred tax assets	31,686	29,950
Valuation allowance	(31,686)	(29,950)
Net deferred tax assets